UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 26, 2010

CAMCO FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-25196	51-0110823
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

814 Wheeling Avenue, Cambridge, Ohio 43725
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code: (740) 435-2020

6901 Glenn Highway, Cambridge, Ohio  43725
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On January 26, 2010, the Compensation Committee and the Board of Directors of Camco Financial Corporation approved the 2010 Incentive Award Plan.  The 2010 Plan provides an award for executive officers of Camco and its subsidiaries based on the achievement of certain corporate goals.  It is anticipated that, for everyone other than Mr. Huston, the award will be paid 43% in cash and 57% in options to acquire Camco stock or some other form of equity.

The Compensation Committee set specific threshold, target and maximum dollar amounts and weightings for each of the corporate goals, which are set forth below.  If the threshold is not met for a particular goal, no award will be paid for that goal.

For Messrs. Huston, Brooks and Ms. Tipton corporate goals are weighted below:

Corporate Goal	Threshold	Target	Maximum	Weighting
Pre-Tax Earnings	$ 940,000	$ 1,040,000	$ 1,140,000	34%
Classified Assets (*)	58,724,814	55,788,573	54,026,829	33
Non-Performing Loans (*)	41,434,019	39,362,318	38,119,298	33
				100%

For Mr. Caldwell, the corporate and divisional and balance goals are weighted below.  The balances relating to residential, consumer, commercial and deposits are weighted on a monthly basis with the total weighting divided by 12 months.  Each month must be achieved to receive the total weighting.

Corporate Goal	Threshold	Target	Maximum	Weighting
Pre-Tax Earnings	$ 670,893	$ 940,000	$ 1,034,000	10%
Classified Assets (*)	58,724,814	55,788,573	54,026,829	9
Non-Performing Loans (*)	41,434,019	39,362,318	38,119,298	9
Divisional Budget	2% of Budget	2010 budget	10% greater than budget	6
Residential balances	238,524,206	250,450,416	257,606,142	18
Consumer Balances	139,018,174	145,969,082	150,139,628	18
Commercial Balances	371,736,307	390,323,123	401,475,212	18
Deposit Balances	685,644,708	719,926,943	740,496,285	12
				100%
(*) A lower number reflects better performance.

Below are the total amounts that may be awarded to the CEO, CFO and each of the other Named Executive Officers under the 2010 Plan:

	Percent of Base Salary			Total Award Value Potential
Named Executive	Threshold	Target	Maximum	Threshold	Target	Maximum
James E. Huston	75% in cash plus 100% in stock options	100% in cash plus 150% in stock options	150% in cash plus 200% in stock options	$526,575	$752,250	$1,053,150
James E. Brooks	20.00	40.00	60.00	25,500	51,000	76,500
David S. Caldwell	16.67	33.33	50.00	24,502	48,989	73,491
Kristina K. Tipton	10.00	20.00	30.00	8,160	16,320	24,000

The number of options or other equity awarded will be determined using the fair market value of Camco’s stock on the date the award is determined, which is expected to be in the early part of the first quarter of 2011.  Options or other equity will vest over five years.

     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMCO FINANCIAL CORPORATION

By:     /s/ James E. Huston
James E. Huston
Chief Executive Officer

Date:  February 1, 2010